DREYFUS
NEW YORK TAX EXEMPT
INTERMEDIATE
BOND FUND



ANNUAL REPORT May 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                               DREYFUS NEW YORK
                                                        TAX EXEMPT INTERMEDIATE
                                                                      BOND FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

HOW DID DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended May 31, 2002, the fund achieved a total return of 5.37%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 6.43% for the same period.(2) Additionally, the fund is reported in the Lipper New York Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.18% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

Although New York municipal bond prices ended the reporting period at a point that was higher than where they began, the market was highly volatile during the reporting period. The fund's total return lagged that of its benchmark, which is an indicator of overall municipal bond performance. New York bonds generally underperformed the overall market as a result of concern over New York credits due to the September 11 terrorist attacks and the anticipated increase in supply in the New York market. However, we are pleased that the fund produced higher returns than its Lipper category average, which we attribute to our focus on credit quality and our defensive strategy during periods of market weakness.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund's objective is to seek a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In managing the fund, we attempt to add value by selecting investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and capital appreciation.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund benefited from falling interest rates during much of the reporting period. In response to economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively during 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose.

In the first quarter of 2002, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many investors interpreted this shift as a signal that the Fed's next move would be toward higher interest rates. As a result, the municipal bond market declined sharply in March. When it became clearer to investors in April and May that the recovery would not be as strong as many anticipated, the market rallied and recouped much of its March losses.

New York municipal bond prices were further supported by ongoing, robust demand for tax-exempt securities from individual investors. Despite the improving economy, the stock market has languished, and many investors have continued to prefer the relative stability of bonds to an uncertain outlook for equities.

The fund was also affected by factors unique to New York. The state's fiscal condition worsened along with that of other states as the U.S. economy deteriorated, but New York City was hit particularly hard by the lingering effects of the September 11 terrorist attacks. As a result, while the state's bond prices have rebounded, the city's bonds generally have lagged.

In response to these influences, we shifted to a more defensive posture toward the end of 2001. We did so by moving the fund's average dura tion -- a measure of sensitivity to changing interest rates -- to a point that was slightly shorter than that of its Lipper category average. New purchases generally consisted of issues that would provide coupon protection, which have historically tended to perform well during market declines. We also intensified our focus on credit quality, purchasing highly rated or insured bonds and avoiding those with lower ratings.(4)

WHAT IS THE FUND'S CURRENT STRATEGY?

We have continued to emphasize income-oriented bonds in order to support the fund' s income dividends. We have also continued to look for opportunities to upgrade the fund' s credit quality. In addition, although the recent supply of newly issued New York bonds was relatively low during most of the reporting period, we have begun to see a surge in new issuance. For example, New York City' s Metropolitan Transit Authority recently began a series of debt refinancing transactions, which, in the aggregate, represent the largest tax-exempt bond issuance in U.S. history. Accordingly, we are preparing to position the fund to take advantage of any opportunities a flood of new issuance might bring. Of course, we are prepared to change the fund's composition and our strategy as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Intermediate Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/02


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            5.37%               5.46%             5.91%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--88.9%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK--80.5%

Buffalo:

   5%, 12/1/2012 (Insured; FGIC)                                                              1,800,000                1,918,386

   5.125%, 12/1/2014 (Insured; FGIC)                                                          2,820,000                2,987,480

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue
    (Saint Bonaventure University Project):

         5%, Series A, 9/15/2009                                                                745,000                  749,239

         5%, Series B, 9/15/2009                                                              1,055,000                1,061,003

         5%, Series A, 9/15/2010                                                                740,000                  738,705

         5%, Series B, 9/15/2010                                                              1,110,000                1,108,057

         5%, Series A, 9/15/2011                                                                825,000                  816,791

         5%, Series B, 9/15/2011                                                              1,160,000                1,148,458

         5%, 9/15/2012                                                                        1,225,000                1,202,227

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,353,600

Dutchess County Industrial Development Agency,

   IDR (IBM Project) 5.45%, 12/1/2029                                                         4,000,000                4,269,800

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        1,000,000                1,034,710

      5.75%, 7/15/2014                                                                        1,250,000                1,284,275

Franklin Solid Waste Management Authority,
   Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,230,000  (a)           1,305,202

Hempstead Town Industrial Development Agency, RRR

   (American Refunding Fuel Project) 5%, 12/1/2010                                            4,500,000                4,566,690

Huntington Housing Authority,
   Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009                                          2,385,000                2,348,581

Long Island Power Authority,
   Electric System General Revenue:

      9.42%, 6/1/2009                                                                         5,000,000  (b,c)         6,080,000

      5.125%, 12/1/2016 (Insured; FSA)                                                        3,000,000                3,091,260

Metropolitan Transportation Authority:

  Dedicated Tax Fund

      5.25%, 11/15/2012 (Insured; FGIC)                                                       5,000,000                5,404,100

   Revenue:

      Transit Facilities 5.125%, 7/1/2014 (Insured; FSA)                                      5,650,000                5,984,311

      Transportation 5.50%, 11/15/2013 (Insured; AMBAC)                                       4,220,000                4,688,336

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Nassau County:

   General Improvement 5.10%, 11/1/2011
      (Insured; AMBAC)                                                                        3,725,000                3,950,027

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,449,608

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,520,680

Nassau County Tobacco Settlement Corp.

   5%, 7/15/2008                                                                              1,385,000                1,404,238

New York City:

   6.25%, 8/1/2009                                                                            3,070,000                3,347,190

   6.25%, 8/1/2009                                                                            4,790,000                5,326,911

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,466,707

New York City Health and Hospital Corp.,
   Health System Revenue

   5.25%, 2/15/2017                                                                           1,750,000                1,750,402

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,371,778

New York City Industrial Development Agency:

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  501,320

      5.25%, 5/1/2010                                                                           555,000                  554,084

      5.30%, 5/1/2011                                                                           585,000                  581,326

   Industrial Development Revenue
      (Field Hotel Associates L.P. JFK Project)

      5.80%, 11/1/2013                                                                        6,475,000                5,456,224

New York City Transit Authority,
   Metropolitan Transportation Authority,
   Triborough Bridge and Tunnel Authority,
   COP 5.625%, 1/1/2013 (Insured; AMBAC)                                                      2,675,000                2,937,043

New York City Transitional Finance Authority, Revenue:

   8.71%, 5/1/2012                                                                            2,000,000  (b)           2,241,600

   (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                3,183,660

      5.375%, 2/15/2014                                                                       6,815,000                7,320,877

      5.75%, 2/15/2014                                                                        5,000,000                5,505,200

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                4,120,720

New York Counties Tobacco Trust,
   Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,652,752

      5.875%, 6/1/2014                                                                        1,940,000                2,007,105


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State:

   5.50%, 8/15/2006                                                                           4,300,000                4,665,500

   5.25%, 7/15/2016                                                                           1,845,000                1,920,977

New York State Dormitory Authority, Revenue:

   (Carmel Richmond Nursing Home)
      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                2,012,260

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,799,355

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                9,026,498

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,182,620

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,073,440

      6%, 7/1/2005                                                                            2,500,000                2,713,475

      6%, 7/1/2006                                                                            2,350,000                2,584,342

   (FFT Senior Communities Inc.)
      5.70%, 5/13/2005 (LOC; KBC Bank, N.V.)                                                  2,100,000                2,198,952

   Lease:

      (Court Facilities--Westchester County) 5%, 8/1/2010                                     5,570,000                5,924,920

      (Municipal Health Facilities Improvement Program)
         5.50%, 1/15/2013                                                                     1,350,000                1,465,277

   (Manhattan College) 5.50%, 7/1/2013                                                        2,605,000                2,825,930

   (Mental Health Services Facilities) 6%, 8/15/2006                                          3,320,000                3,676,402

   (NYSARC Inc.) 5%, 7/1/2012 (Insured; FSA)                                                  1,100,000                1,171,225

   (Park Ridge Housing Inc.) 6.125%, 8/1/2015                                                 2,875,000                3,152,236

   (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,811,833

      5.25%, 7/1/2011                                                                         1,435,000                1,528,505

   Secured Hospital (Interfaith Medical Center)

      5.375%, 2/15/2012 (Insured; MBIA)                                                       3,340,000                3,559,906

   (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,408,360

      5.25%, 4/1/2011                                                                         1,210,000                1,262,514

   (State University Educational Facility)

      5.75%, 5/15/2015 (Insured; FSA)                                                         2,000,000                2,208,560

New York State Environmental Facilities Corp.:

  PCR

    (State Water Revolving Fund):

         6.20%, 3/15/2004                                                                     1,700,000                1,756,236

         6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                             1,195,000  (a)           1,314,918

   SWDR

      (Waste Management Project) 4%, 5/1/2012                                                 5,000,000                5,004,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,225,418

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,659,872

      5.25%, 9/15/2011                                                                        3,610,000                3,813,026

      5.875%, 9/15/2014
         (Prerefunded 9/15/2003)                                                                510,000  (a)             546,210

New York State Medical Care Facilities
   Finance Agency, Revenue

   (Hospital and Nursing Home)
   5.875%, 2/15/2008 (Insured; FHA)                                                           1,955,000                2,048,723

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2010 (Insured; FGIC)                                                         4,750,000                5,140,688

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,670,809

      5.125%, 4/1/2015 (Insured; MBIA)                                                        2,500,000                2,562,125

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,187,880

   Service Contract Revenue
      (Local Highway and Bridge):

         5.625%, 4/1/2007                                                                     3,315,000                3,641,760

         5.90%, 4/1/2007                                                                      7,000,000                7,603,960

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,912,318

      6.25%, 1/1/2008                                                                         1,830,000                2,009,175

      6.25%, 1/1/2009                                                                         1,950,000                2,126,475

      6.25%, 1/1/2010                                                                         2,065,000                2,241,041

Niagara Falls, City School District, COP,

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,283,979

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,497,480

Orange County Industrial Development Agency,

  Life Care Community Revenue
    (The Glen Arden Inc. Project):

         5%, 1/1/2003                                                                           220,000                  221,210

         5.10%, 1/1/2004                                                                        425,000                  430,721

         5.20%, 1/1/2005                                                                        225,000                  228,627

         5.30%, 1/1/2006                                                                        250,000                  253,682

         5.35%, 1/1/2007                                                                        225,000                  227,630


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer Industrial Development Agency, IDR
  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,325,480

Scotia Housing Authority, Revenue

  (Coburg Village, Inc. Project):

      5.20%, 7/1/2002                                                                           145,000  (d)             145,048

      5.20%, 1/1/2003                                                                           145,000  (d)             145,216

      5.30%, 7/1/2003                                                                           150,000  (d)             150,484

      5.30%, 1/1/2004                                                                           155,000  (d)             155,422

      5.35%, 7/1/2004                                                                           155,000  (d)             155,288

      5.35%, 1/1/2005                                                                           160,000  (d)             159,642

      5.40%, 7/1/2005                                                                           165,000  (d)             164,129

      5.40%, 1/1/2006                                                                           170,000  (d)             168,045

      5.45%, 7/1/2006                                                                           175,000  (d)             172,624

      5.45%, 1/1/2007                                                                           180,000  (d)             176,495

      5.50%, 7/1/2007                                                                           185,000  (d)             180,673

      5.50%, 1/1/2008                                                                           190,000  (d)             183,793

      5.55%, 7/1/2008                                                                           195,000  (d)             188,025

Suffolk County Industrial Development Agency:

   IDR (Nissequogue Cogen Partners Facility)
      4.875%, 1/1/2008                                                                        3,530,000                3,516,233

   Solid Waste Disposal Facility Revenue:

      9.45%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b,c)         4,870,575

      9.66%, 10/1/2005                                                                        4,590,000  (b,c)         5,392,286

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

   (John P Cohalan Complex)
   5%, 4/15/2016 (Insured; AMBAC)                                                             2,720,000                2,792,542

Syracuse, Public Improvement:

   5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                   1,850,000  (a)           1,889,941

   5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                   1,830,000  (a)           1,869,510

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    1,130,000                1,144,012

Triborough Bridge & Tunnel Authority,

   Special Obligation
   5.125%, 1/1/2015 (Insured; MBIA)                                                           3,000,000                3,142,920

TSASC Inc.,Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,716,489

   5.375%, 7/15/2012                                                                          2,440,000                2,493,363

   6%, 7/15/2018                                                                              1,670,000                1,734,512

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,175,893

   5.30%, 7/1/2011                                                                              910,000                  910,601

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                     2,650,000                2,639,135

   (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)                                       2,850,000                3,015,100

   (Westchester Resco Co. Project)
      5.125%, 7/1/2006 (Insured; AMBAC)                                                       1,000,000                1,070,540

Yonkers, GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,216,070

U.S. RELATED--8.4%

Children's Trust Fund of Puerto Rico, Tobacco
  Settlement Revenue Asset Backed Bonds:

      5.75%, 7/1/2012                                                                         2,000,000                2,110,200

      5.75%, 7/1/2013                                                                         3,000,000                3,144,930

Commonwealth of Puerto Rico:

   5.375%, 7/1/2005                                                                             175,000                  189,539

   5.375%, 7/1/2005                                                                           2,075,000                2,227,596

   Public Improvement 5.50%, 7/1/2013 (Insured; FSA)                                          2,500,000                2,786,725

Puerto Rico Electric Power Authority,
   Power Revenue 5.75%, 7/1/2016
   (Insured; FSA) (Prerefunded 7/1/2010)                                                      3,000,000  (a)           3,436,050

Puerto Rico Public Buildings Authority, Revenue

   (Government Facilities) 5.50%, 7/1/2010                                                    4,000,000                4,383,280

Puerto Rico Telephone Authority, Revenue

   9.08%, 1/25/2007 (Insured; MBIA)
   (Prerefunded 1/1/2003)                                                                     3,925,000  (a,b,c)       4,199,554

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,164,550

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,512,167

   5.125%, 7/1/2011                                                                           4,230,000                4,416,374

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $316,574,085)                                                                                               332,203,314


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--11.4%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City, VRDN:

   1.40% (LOC; Morgan Guaranty Trust)                                                         7,400,000  (e)           7,400,000

   1.55%, Series B (Insured; FGIC)                                                            5,000,000  (e)           5,000,000

   1.55%, Series H (Insured; MBIA)                                                            2,400,000  (e)           2,400,000

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue, VRDN
   1.50% (Insured; FGIC)                                                                      3,000,000  (e)           3,000,000

New York City Transitional Finance Authority,
   Revenue, VRDN (Future Tax Secured) 1.50%                                                   7,200,000  (e)           7,200,000

New York State Energy Research and
   Development Authority, PCR, VRDN

   (Niagara Mohawk Power):

      1.60%, Series B (LOC; Bank One)                                                         2,000,000  (e)           2,000,000

      1.60%, Series C (LOC; Bank One)                                                         2,200,000  (e)           2,200,000

Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN

   (Versatile Structure Obligation)
   1.70% (LOC; Morgan Guaranty Trust)                                                         4,500,000  (e)           4,500,000

Suffolk County Industrial Development Agency,
   IDR, VRDN (Nissequogue Cogen Partners Facility)
   1.40% (Insured; AMBAC)                                                                     8,855,000  (e)           8,855,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $42,555,000)                                                                                                 42,555,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $359,129,085)                                                             100.3%             374,758,314

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)             (1,138,109)

NET ASSETS                                                                                        100.0%             373,620,205

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond Assurance
                     Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance
                     Company

FHA              Federal Housing Administration

FSA              Financial Security Assurance

GO               General Obligation

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              36.6

AA                               Aa                              AA                                               29.2

A                                A                               A                                                10.7

BBB                              Baa                             BBB                                               6.5

F1                               MIG1/P1                         SP1/A1                                           12.7

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      4.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002,
     THESE SECURITIES AMOUNTED TO $20,542,415 OR 5.5% OF NET ASSETS.

(D)  SUBSEQUENT  TO  MAY  31,  2002,  NON-INCOME  PRODUCING  SECURITY;  INTEREST
     PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           359,129,085   374,758,314

Interest receivable                                                   5,376,420

Receivable for shares of Beneficial Interest subscribed                  75,000

Prepaid expenses                                                         10,420

                                                                    380,220,154
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           237,863

Cash overdraft due to Custodian                                         146,744

Payable for investment securities purchased                           6,149,022

Accrued expenses                                                         66,320

                                                                      6,599,949
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      373,620,205
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     356,838,055

Accumulated net realized gain (loss) on investments                   1,152,921

Accumulated net unrealized appreciation
  (depreciation) on investments                                      15,629,229
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      373,620,205
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of                       20,197,531
Beneficial Interest authorized)


NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,990,617

EXPENSES:

Management fee--Note 3(a)                                            2,126,929

Shareholder servicing costs--Note 3(b)                               1,041,988

Trustees' fees and expenses--Note 3(c)                                  39,970

Custodian fees                                                          39,303

Professional fees                                                       38,841

Prospectus and shareholders' reports--Note 3(b)                         15,128

Registration fees                                                       11,888

Loan commitment fees--Note 2                                             5,070

Miscellaneous                                                           29,216

TOTAL EXPENSES                                                       3,348,333

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (507,357)

NET EXPENSES                                                         2,840,976

INVESTMENT INCOME--NET                                              15,149,641
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,667,336

Net unrealized appreciation (depreciation) on investments            1,699,091

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,366,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,516,068

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                            ------------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,149,641          14,212,804

Net realized gain (loss) on investments         1,667,336             694,547

Net unrealized appreciation (depreciation)
   on investments                               1,699,091          18,505,771

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,516,068          33,413,122
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (15,093,132)        (14,212,804)

Net realized gain on investments                       --             (27,984)

TOTAL DIVIDENDS                               (15,093,132)        (14,240,788)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  79,874,355          66,767,284

Dividends reinvested                           11,964,177          11,318,561

Cost of shares redeemed                       (65,201,970)        (54,326,229)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       26,636,562          23,759,616

TOTAL INCREASE (DECREASE) IN NET ASSETS        30,059,498          42,931,950
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           343,560,707         300,628,757

END OF PERIOD                                 373,620,205         343,560,707
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,322,327           3,683,810

Shares issued for dividends reinvested            646,450             627,138

Shares redeemed                                (3,527,026)         (3,012,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,441,751           1,298,780

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended May 31,
                                                           -------------------------------------------------------------------------
                                                                 2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          18.32            17.22           18.31          18.62         18.06

Investment Operations:

Investment income--net                                          .79(b)           .80             .81            .80           .82

Net realized and unrealized
   gain (loss) on investments                                   .18             1.10            (.97)          (.10)          .65

Total from Investment Operations                                .97             1.90            (.16)           .70          1.47

Distributions:

Dividends from investment
   income--net                                                 (.79)            (.80)           (.81)          (.80)         (.82)

Dividends from net realized gain
   on investments                                                --             (.00)(c)        (.12)          (.21)         (.09)

Total Distributions                                            (.79)            (.80)           (.93)         (1.01)         (.91)

Net asset value, end of period                                18.50            18.32           17.22          18.31         18.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               5.37            11.21            (.89)          3.75          8.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                           .80              .80             .80            .80           .80

Ratio of net investment income
   to average net assets                                       4.27             4.43            4.53           4.28          4.44

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                      .14              .15             .15            .14           .15

Portfolio Turnover Rate                                       21.33            15.45           36.07          33.08         42.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              373,620          343,561         300,629        366,526       365,481

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
     DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD  ENDED MAY 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.26% TO 4.27%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO JUNE 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,524 during the period ended May
31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain, if any, sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $1,297,319 and unrealized appreciation $15,547,884.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2002 and May 31, 2001 were as follows: tax exempt income $15,093,132 and $14,212,804 and ordinary income $0 and $27,984, respectively.


During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $93,161, increased net realized gain (loss) on investments by $17,902 and increased paid-in capital by $75,259. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 2001 to May 31, 2002 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $507,357 during the period ended May 31, 2002.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2002, the fund was charged $888,402 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $101,503 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $8,948.


NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $75,447,842 and $72,691,128, respectively.

At May 31, 2002, the cost of investments for federal income tax purposes was $359,210,430; accordingly, accumulated net unrealized appreciation on investments was $15,547,884, consisting of $16,816,769 gross unrealized appreciation and $1,268,885 gross unrealized depreciation.

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $36,652 increase in accumulated undistributed investment income-net and a corresponding $36,652 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $56,509, decrease net unrealized appreciation (depreciation) by $26,401 and decrease net realized gains (losses) by $30,108.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

New York, New York
July 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


JONI EVANS (60)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Socially Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


               FOR MORE INFORMATION

                        DREYFUS NEW YORK
                        TAX EXEMPT INTERMEDIATE
                        BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

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to info@dreyfus.com

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can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  705AR0502